Exhibit 99.1

NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS Corporate Presentation March 2026 CorMedix Therapeutics

NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS 2 This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act, and Section 21 E of the Exchange Act of 1934 , as amended (the “Exchange Act”), that are subject to risks and uncertainties . Forward - looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “would,” and similar expressions or variations intended to identify forward - looking statements . All statements, other than statements of historical facts, regarding management’s expectations, beliefs, goals, plans or CorMedix’s prospects should be considered forward - looking statements, including, but not limited to statements regarding financial guidance, sales, revenue and operating expense estimates, expectations regarding product utilization, product reimbursement rates, synergy estimates and timing, expectations and timing regarding clinical studies and development and expectations of CorMedix Therapeutics' product pipeline, results of the real - world studies, expectations regarding implementation and perceived benefits of CorMedix’s products, and estimates of total addressable market size . Readers are cautioned that actual results may differ materially from projections or estimates due to a variety of important factors, and readers are directed to the Risk Factors identified in CorMedix’s filings with the SEC, including its most recent Annual Report on Form 10 - K, copies of which are available free of charge at the SEC’s website at www . sec . gov or upon request from CorMedix . CorMedix may not actually achieve the goals or plans described in its forward - looking statements, and such forward - looking statements speak only as of the date of this presentation . Investors should not place undue reliance on these statements . CorMedix assumes no obligation and does not intend to update these forward - looking statements, except as required by law . Forward - looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties . Actual outcomes or results may differ from anticipated results, sometimes materially . Factors that could cause actual results to differ include, but are not limited to : the strategies, plans and objectives of CorMedix Therapeutics (including it's growth strategy and corporate development initiatives) ; the status and timing of clinical studies, data analysis and communication of results ; expectations regarding reimbursement rates, customer utilization, and other factors impacting the demand for CorMedix Therapeutics' products ; the timing of regulatory approval of additional indications ; and projections of revenue, expenses and other financial items ; the timing, manner and amount of capital deployment ; ; the ability of CorMedix Therapeutics to achieve the identified synergies ; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the transaction ; the retention of certain key employees ; the expected benefits and success of Melinta’s products and product candidates ; potential litigation relating to the transaction that could be instituted against CorMedix or its directors ; rating agency actions and CorMedix’s ability to access short - and long - term debt markets on a timely and affordable basis ; general economic conditions that are less favorable than expected ; geopolitical developments and additional changes in international trade policies and relations, including tariffs ; and the ability of our products and product candidates to compete effectively against current and future competitors . Disclaimer

NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS Introduction 3

CorMedix Therapeutics is a commercial pharmaceutical company focused on providing innovative products for institutional markets

CorMedix Therapeutics has a ***diversified portfolio of specialty injectable therapies*** that is built upon a ***scalable commercial platform***

Attractive Financial Profile

- High visibility into revenue streams
  - Revenue guidance of $300 – 320MM and adjusted EBITDA guidance of $100 – 125MM in 2026
  - Eight diversified products in the current portfolio, including DefenCath, six anti-infectives, and a mature branded product
  - Cash flow generating

Diversified Growth Drivers

- Multiple "shots on goal" via pipeline, potential label expansion, and government partnerships
  - DefenCath® (taurolidine and heparin) TPN indication would add an estimated 5MM annual infusions in the addressable market opportunity, an addressable market of ~$500 - $750MM → data in 1H 2027
  - REZZAYO® (rezafungin) prophylaxis indication expansion would expand the addressable market 8x to over $2B → data in 2Q 2026

Scalable Platform

- Institutional specialization enables bolt-on acquisitions in addition to organic growth
  - Products sold to 500+ hospitals, infusion centers and clinics to date
  - Integrated field-based commercial team focused on hospital and acute care

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CorMedix Therapeutics has a proven leadership team with a long track record of commercial outperformance

		JOINED CORMEDIX THERAPEUTICS	PRIOR EXPERIENCE
	**Joe Todisco** *Chairman & Chief Executive Officer*	2022	• Chief Commercial Officer of Amneal Specialty • Co-founder and Chief Executive of Gemini Laboratories • Commercial Strategy and business development at Ranbaxy
	**Liz Hurlburt** *EVP, Chief Operating Officer*	2017 *Led LOCK-IT-100 clinical study program*	• VP of Clinical Operations at Gemphire Therapeutics • Additional renal area experience from Rockwell Medical • Co-Founder of BRAHN (Biomedical Research Alliance at Hypertension & Nephrology LLC)
	**Susan Blum** *EVP, Chief Financial Officer*	2025	• CFO of Melinta (previously VP of Finance & Chief Accounting Officer at Melinta, Controller at Melinta) • VP and Controller, Textura Corporation (now Oracle) • Director, External Reporting and Revenue, PDL / Facet
	**Michael Seckler** *EVP, Chief Commercial Officer*	2026	• Chief Executive Officer of Evome Medical Technologies • Chief Operating Officer of FerGene • VP, Global Marketing & Corporate Communications at Ferring
	**Beth Zelnick Kaufman** *EVP, Chief Legal and Compliance Officer, Corporate Secretary*	2023	• Chief Legal Officer of Akorn Pharmaceuticals • Chief Legal Officer of The Broad Institute of MIT & Harvard • Assistant GC and Head of Government Affairs, Amneal • Actavis, Alpharma, Topcon America
	**Matt David, MD** *EVP, Chief Business Officer*	2020	• Previously CFO and Interim CEO of CorMedix • Head of Strategy at Ovid Therapeutics • Life science focused investment banker • Pharma research analyst at Lehman Brothers

CorMedix Therapeutics 5

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Financial highlights

Key Statistics at December 31, 2025

Exchange	NASDAQ Global Market
Common Shares Outstanding*	79.1 million

Balance Sheet at December 31, 2025

Cash and short-term investments**	$149 million
Convertible Debt	$150 million

Key Financials

FY 2024 Net Revenue (CorMedix)	$44 million
FY 2024 Net Revenue (Melinta)	$120 million
FY 2025 Net Revenue (Pro Forma[1])	$401 million
Q4 2025 Net Revenue	$129 million
Q4 2025 DefenCath Sales	$91 million
Q4 2025 Adjusted EBITDA[2]	$77 million

Guidance

FY 2026 Revenue	$300 – 320 million
FY 2026 Adjusted EBITDA[2]	$100 – 125 million
FY 2026 DefenCath Sales	$150 – 170 million
FY 2027 DefenCath Sales	$100 – 140 million

* Per CorMedix 10K as of March 2, 2026 ** Excludes restricted cash

(1) Pro Forma Net Revenue was prepared by combining the estimated financial results and for CorMedix and Melinta for the full fiscal year ended December 31, 2025, without further adjustment, as if the transaction had closed on January 1, 2025

(2) Adjusted EBITDA is a non-GAAP financial measure and excludes non-cash items such as stock-based compensation and certain non-recurring items. The Company has provided a reconciliation of Adjusted EBITDA to the most comparable GAAP measure in its earnings release relating to the fourth quarter and full year 2025 financial results.

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NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS Product Class Current Therapeutic Area Product Taurolidine and heparin catheter lock solution CRBSI Echinocandin antifungal Candidemia and invasive candidiasis Tetracycline antibacterial Serious infections including Acinetobacter Carbapenems/ beta - lactamase inhibitor Complicated Urinary Tract Infections (cUTIs) Lipoglycopeptide antibacterial Acute Bacterial Skin and Skin Structure Infections (ABSSSI) Fluoroquinolone antibacterial ABSSSI and Community - Acquired Bacterial Pneumonia (CABP) Beta - adrenergic blocker Hypertension, Coronary Artery Disease, Heart Failure 7 The combined portfolio consists of a diversified and complementary set of assets Hospitals & IDNs Physician Office Infusion Centers Home Infusion Long Term Acute Care Centers Shared Call Points

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DefenCath is well positioned to capture significant value across both outpatient and inpatient markets

DEFENCATH® Taurolidine and Heparin Catheter Lock Solution | Limited Population

DefenCath ***launched full scale*** for hemodialysis ***in July 2024***

Strong commercial uptake with commercial agreements in place with ***4 of the top 5 outpatient dialysis organizations***, covering ~60% of the outpatient dialysis market

Significant hemodialysis TAM of ~37MM vials outpatient and ~3.8MM vials inpatient

Anticipated changes to add-on payments in year 3 of TDAPA (Q3 '26 – Q2 '27) due to program mechanics

2H 2026 / 2027 Market Access Strategy

TDAPA Buy & Bill → Bundle Add-on

- Drive continued volume with key partners
- Pricing updates to reflect add-on payments

GPOs/Health Systems – continued growth in access and utilization

Medicare Advantage Contracting for long-term sustained pricing

Source: CorMedix market research.

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NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS 0.46 0.13 0.0 0.2 0.4 0.6 Control (n=397) DefenCath (n=397) CRBSIs per 1,000 CD 10 DefenCath is the first and only FDA - approved catheter lock solution with significant risk reduction in catheter - related bloodstream infections (CRBSI) CRBSIs result in significant patient morbidity, mortality, and cost to healthcare systems demonstrated significant reduction in CRBSI risk in Ph III LOCK - IT - 100 Study - 71% p=0.001 of CRBSIs occur in hemodialysis patients with CVC access 1 Rajagopalan K, Massey K, Rajagopalan S, Imperiale - Hagerman S, Chew, P. Hospitalization Risk and Long - Term Complications Associ ated with Catheter - Related Bloodstream Infection Among Hemodialysis Patients [Abstract]. J Am Soc Nephrol 32, 2021: 350 2 Invasive methicillin - resistant Staphylococcus aureus infections among dialysis patients -- United States, 2005. MMWR, 2007. 56(9): p. 197 - 9 3 Massey K, Rajagopalan K, Rajagopalan S, Grossman A, Chew, P. Catheter - Related Bloodstream Infection Incidence and Associated M ortality Risk: Analysis of Merged USRDS - Medicare Claims [Abstract]. J Am Soc Nephrol 32, 2021: 344 70% ~4x longer hospital stays 1,2 ~2x more hospitalizations per year 1 ~2x higher cost of hospital stay 1,2 ~3x more likely to die within 90 days 3

DefenCath – US Renal Care positive real world evidence interim results

Design

Retrospective analysis of outpatients receiving dialysis through a CVC at USRC

- 23,663 patients in pre-intervention (July 1, 2022 – June 30, 2024)
- 7,051 patients that received at least one dose of DefenCath (July 1, 2024 – Sept. 30, 2025)

Study Population

7,051 matched patients in each cohort

- Patients were matched based on age (18-64 or ≥65), sex, minority status, and Charlson Comorbidity Index

Outcomes

- CRBSI Definition: ICD-10 diagnosis coding for *bloodstream infection due to CVC;* This represents the most definitive measure of CLABSI
- Hospitalization secondary to CRBSI was defined as hospitalizations with CRBSI listed as the primary admission and/or discharge diagnosis. Data were annualized to account for differences in study periods

Interim Results

72% reduction in CRBSI (infection rate/1,000 catheter days)
70% reduction in the annualized number of hospitalizations secondary to CRBSI

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REZZAYO – Product overview

REZZAYO disrupts the standard of care of daily echinocandins with its once-weekly dosing schedule, highly simplifying management of candidemia and invasive candidiasis

REZZAYO™
(rezafungin for injection)

Next generation echinocandin with **once-weekly** dosing schedule – *highly simplifies management of candidemia and invasive candidiasis*

Strong commercial uptake
- On formulary at 55+ large health systems
- **100+ new accounts** purchased in Q4'25
- **200+ repeat** customers

TAM for treatment indication is ~$250 – $350MM, and ***expanded indication for prophylaxis*** of invasive fungal infections ***is underway*** with a significantly larger TAM of >$2B

Patent coverage through 2038
- NCE exclusivity with GAIN extension until 2033, plus ODE until 2035
- Composition of matter patent coverage until 2032, potential PTE to 2036
- Composition and treatment patent coverage until 2038

Source: CorMedix market research, Datamonitor; Cancer.org; bloodstemcell.hrsa.gov.

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MINOCIN, VABOMERE, and the ORI franchise (KIMYRSA/ORBACTIV) are highly differentiated anti-infectives with IP coverage

	Minocin® (minocycline) for injection	VABOMERE® meropenem and vaborbactam for injection (4 g)	Kimyrsa™ (oritavancin) for injection 1,200 mg / Orbactiv™ (oritavancin) for injection 1200 mg
Overview & Highlights	• Achieved **~$39MM revenue in 2024 & ~$47MM revenue in 2025** • Highly differentiated tetracycline with safety, tolerability and strong placement (1L/2L) in IDSA guidance as key drivers of usage – **One of limited treatment options** indicated for infections from *Acinetobacter* species	• Achieved **~$20MM revenue in 2024 & ~$26MM revenue in 2025** • Meropenem and vaborbactam combination **specifically designed to address the challenge of CRE** – Demonstrated differentiated outcomes for patients with complicated UTIs with CRE and unsurpassed coverage for KPC-producing bacteria	• Differentiated triple MOA that treats ABSSSI caused by gram-positive pathogens in adult patients – **Single, one-time infusion** avoids burden of multi-dose infusions and ensures adherence without requiring a PICC line or hospital stay – KIMYRSA is a 1-hour infusion, while ORBACTIV is a lower-cost, 3-hour infusion, providing **flexibility based on account needs**
IP & Exclusivity	• Method of treatment patent coverage until **2031** • Drug product formulation patent coverage until **2032**	• NCE exclusivity with GAIN extension until **2027** • Compound patent coverage until **2031** • Method of treatment patent coverage until **2039**	• Single-dose method of treatment patent coverage until **2029** • High-purity composition patent coverage until **2035**

Note: CRE = carbapenem-resistant Enterobacterales, KPC = Klebsiella pneumoniae carbapenemase, IDSA – Infectious Diseases Society of America, ABSSSI = acute bacteria skin and skin structure infections, MRSA = Methicillin-resistant Staphylococcus aureus, PICC = peripherally inserted central catheter.

Source: IDSA guidelines, UpToDate.

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CorMedix Therapeutics 13

NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS Expansion & Growth Opportunities 14

NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS 15 CorMedix Therapeutics is well positioned to continue to create value as a diversified specialty pharma business with a compelling growth path Inflecting Commercial - Stage Company Strong Initial DefenCath Launch Broad Dialysis Market Penetration Durable, Diversified Revenue Streams Melinta Acquisition, Expanding Portfolio Track Record of Successfully Bringing Drugs to Market Platform for Full Suite of Institutional Products Operating at Scale High - Growth, Cash Flow Generating Business Diversified Commercial Leader Single Indication Past Diversified Portfolio with Multiple Indications & Assets Today Dynamic Institutional Platform Longer Term Ongoing Ph III studies Strategic BD and financial flexibility to pursue growth opportunities

NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS 16 CorMedix Therapeutics development stage pipeline has potential to drive meaningful value over coming years Commercial Ph III / Registrational Ph II Ph I Pre - Clinical Therapeutic Area Expansion Product Prophylaxis* Pneumocystis Pneumonia in HIV Adults* Chronic Pulmonary Aspergillosis* Total Parenteral Nutrition (TPN) Hemodialysis (Pediatric) Pipeline and Growth Opportunities Ph III Ph III Ph III *Study being run by Mundipharma Ph II Ph II 2026 Analyst Day I Introduction

Expanded indication Ph 3 study (ReSPECT) for prophylaxis of invasive fungal infections is underway

ReSPECT Ph III Global Multicenter Study *(Data Expected Q2 2026)*

- Study for the prevention of invasive fungal diseases in subjects undergoing allogeneic blood and marrow transplantation (BMT)
- **Primary Endpoint**
  - Non-inferiority of Rezafungin vs. SAR for fungal-free survival at Day 90 (+/- 7 days) (FDA)
  - Then assess superiority of Rezafungin over SAR for fungal-free survival at Day 90 (+/- 7 days) (EMA)
- **Select Secondary Endpoint**
  - Evaluate discontinuation of Rezafungin compared to the SAR secondary to toxicity or intolerance at Day 90 (+/- 7 days)
- Study site locations:

Belgium | Canada | France | Germany | Italy | Spain | Turkey | UK | US

- Company announced completion of enrollment in late September 2025.

2:1 randomized double blind

REZZAYO™ (rezafungin for injection)

- 13-week treatment of Rezafungin IV
- 400mg loading dose in Week 1
- 200mg once weekly
- Placebo for SAR

Standard Antimicrobial Regimen (SAR) Arm

- Fluconazole (400mg QD)
- Posaconazole (300mg BID D1/daily)
- Trimethoprim/sulfamethoxazole (TMP/SMX)
- Placebo for Rezafungin injection

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REZZAYO Prophy – Commercial Opportunity

REZZAYO's label expansion into prophylaxis could unlock an opportunity of an additional addressable market representing a >$2B TAM

REZZAYO™ (rezafungin for injection) Growth Opportunity

- **Expands portfolio and reach** into hematology/oncology and transplant markets
- **Larger patient population**, with potentially for additional addressable patients for hematological malignancies and those on highly immunosuppressive therapies
- **Longer treatment course** (13+ weeks for prophylaxis vs. 4 weeks for treatment)

TAM assumes REZZAYO price across this patient population

Prophylaxis Addressable Patient Population



Allo
Auto
AML
SOT
Other
~$1.4B
$50
$550
$150
$100
$500
~$0.8B
$150
$150
$300
$150
Candida & Aspergillus
PJP

>$2B TAM

Across all hematology/oncology and transplant usage

Note: TAM = Total Addressable Market, Allo = Allogeneic Bone Marrow Transplant, Auto = Autologous Bone Marrow Transplant, AML = Acute Myeloid Leukemia, SOT = Solid Organ Transplant, PJP = Pneumocystis Jiroveci Pneumonia

Source: Internal market research, Datamonitor, Cancer.org, bloodstemcell.hrsa.gov.

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NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS 19 Expanded indication Ph 3 study (NUTRI - LOCK) for CLABSIs in adult TPN patients is underway Program Overview: A Ph 3, randomized, double - blind, adaptive, 2 - arm, study assessing the safety and efficacy of DefenCath in reducing central line - associated bloodstream infections (CLABSIs) in adult patients receiving total parenteral nutrition (TPN) via central venous catheter (CVC) Subjects 90 target; 200 max Enrollment is on - going Total Sites in the U.S. & Turkey 25 Ph 3, Duration of treatment 12 months Randomization 2:1 (60:30) To evaluate the efficacy of DefenCath in reducing the incidence of CLABSI over 12 months compared with heparin as a catheter lock solution (CLS) Primary Endpoint

NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS 20 DefenCath In Total Parenteral Nutrition • Approximately 40,000 patients in the US receiving outpatient/home TPN • CLABSIs occur in up to 26% of TPN patients with a CVC • A majority of TPN patients receive daily lock therapy • Components of TPN could enhance risk of infection • A majority of these patients received TPN at home by non - healthcare personnel • Heparin locks are the current standard of care, lacking an approved and widely available antimicrobial option Note: TPN = Total Parenteral Nutrition, CLABSI = Central Line Associated Bloodstream Infection, CVC = Central Venous Catheter. Source: CorMedix Market Research, CDC, UpToDate, Ross 2016 American Journal of Infection Control, Opilla 2008 American Journal of Infection Control, Thomas Jefferson University Hospital, Beghetto 2005 Journal of Parenteral Nutrition, Duke Health, Milstone 2010 Infection Control and Hospital Epidemiology. Patient Characterization US Total Parenteral Nutrition Total Addressable Market ( 2024E) 1.55 3.13 0.25 0.51 1.80 3.64 0 1 2 3 4 Inpatient Home Total Infusions (MM) Ports or IVs CVCs, PICCs, or Midlines DefenCath Addressable Infusions ~ $500 - 750MM Total Addressable Market TPN represents an opportunity of ~4.7MM infusions per year across outpatient and inpatient settings, an addressable market of ~$500 - 750MM

CorMedix Therapeutics has strong financial flexibility to pursue business development opportunities

Strong Cash Position

CorMedix Therapeutics as of December 31, 2025 has a ***strong cash position*** consisting of ~$149MM of cash and short-term investments and ***sustainable profitability*** from currently marketed products.

The strong cash position in tandem with a strong base of sustainable profitability puts CorMedix Therapeutics in a ***position to continue to pursue accretive business development opportunities.***

Strategic Investment in TALPHERA

In 2025, CorMedix Therapeutics made a strategic investment in Talphera in return for the ***right of first negotiation***. This period will be ***triggered by announcement of Phase III NEPHRO study results for Niyad™ (nafamostat mesylate)***

Niyad provides an ***opportunity to acquire a significant improvement to standard of care in continuous renal replacement therapy*** (CRRT) which could provide an additional growth driver **in 2027 and beyond**.

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Anticipated company milestones

1H 2026	2H 2026 / 1H 2027
• CorMedix Therapeutics 1Q 2026 earnings and business updates • REZZAYO prophylaxis study clinical data • Medicare Advantage updates • Conference presence at TANDEM, ASDIN, NKF, MAD ID, and APIC	• CorMedix Therapeutics earnings and business updates • Talphera Niyad study clinical data • TPN study updates and clinical data • REZZAYO prophylaxis sNDA submission and potential approval • CMS updates for 2027 add-on payments for FFS patients

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NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS 23 CorMedix Therapeutics key highlights Commercial specialty pharma business with portfolio of products, revenue scale, and a dynamic commercial platform in acute care poised for organic and inorganic growth 1 Portfolio of differentiated hospital and acute care products 2 Strong financial position; sustained profitability 5 DefenCath launch has been successful; recent positive RWE study data 3 Two significant growth opportunities in pipeline, including DefenCath TPN indication and REZZAYO prophylaxis indication 4 Highly experienced leadership team 6